SECURITIES AND EXCHANGE COMMISSION
                  WASHINGTON,  D.C.   20549
                        _____________

                         FORM 8-K/A

                       AMENDMENT NO. 1
                             TO
                       CURRENT REPORT
           PURSUANT TO SECTION 13 OR 15(d) OF THE
               SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported): September 30, 1994




                The Perkin-Elmer Corporation
     (Exact Name of Registrant as Specified in Charter)



       New York                    1-4389               06-0490270
(State or Other Jurisdiction     (Commission           (IRS Employer
    of Incorporation)            File Number)         Identification No.)




            761 Main Avenue, Norwalk, Connecticut  06859
    (Address of Principal Executive Offices, including Zip Code)




Registrant's telephone number, including area code:   (203) 762-1000

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.


     (c)    Exhibits.

     2(1) Agreement dated April 18, 1994 between Sulzer Inc. and The Perkin-Elmer Corporation, as amended through August 31, 1994 (incorporated by reference to Exhibit 2(4) to the Corporation's Annual Report on Form 10-K for the fiscal year ended June 30, 1994 (Commission file number 1-4389)).

     2(2)  Second   Amendment  to  Purchase  Agreement   dated
           September  30,  1994 between Sulzer  Inc.  and  The
           Perkin-Elmer Corporation.

                         SIGNATURES


     Pursuant to the requirements of the Securities Exchange
Act of 1934, the registrant has duly caused this amendment to its report to be signed on its behalf by the undersigned hereunto duly authorized.



                         THE PERKIN-ELMER CORPORATION



                         By   /s/ John B. McBennett
                                  John B. McBennett
                                  Corporate Controller

Date:  December 12, 1994

                        EXHIBIT INDEX



Exhibit No.              Exhibit

  2(2)          Second  Amendment to  Purchase
                Agreement   dated   September
                30,  1994 between Sulzer Inc.
                and      The     Perkin-Elmer
                Corporation.